EXHIBIT 99.2
LA-Z-BOY INCORPORATED
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Unaudited		Unaudited
	For the Quarter Ended		For the Year Ended
	4/26/2008	4/28/2007	4/26/2008	4/28/2007
(Amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)

Sales	$368,030	$408,078	$1,450,941	$1,621,460
Cost of sales
Cost of goods sold	260,777	296,053	1,051,656	1,189,734
Restructuring	2,610	3,771	5,057	3,371

Total cost of sales	263,387	299,824	1,056,713	1,193,105
Gross profit	104,643	108,254	394,228	428,355
Selling, general and administrative	102,192	92,955	399,470	388,738
Restructuring	632	2,542	3,078	7,662
Write-down of intangibles	2,617	—	8,426	—

Operating income (loss)	(798)	12,757	(16,746)	31,955
Interest expense	7,534	2,316	13,899	10,206
Income from Continued Dumping and Subsidy Act, net	—	—	7,147	3,430
Interest income	575	1,255	3,614	3,952
Other income (expense), net	691	173	5,393	727

Income (loss) from continuing operations before income taxes	(7,066)	11,869	(14,491)	29,858
Income tax (benefit) expense	(2,595)	3,434	(6,954)	10,090

Income (loss) from continuing operations	(4,471)	8,435	(7,537)	19,768
Income (loss) from discontinued operations (net of tax)	50	(724)	(6,000)	(15,629)

Net income (loss)	$(4,421)	$7,711	$(13,537)	$4,139

Basic average shares	51,425	51,373	51,408	51,475

Basic income (loss) from continuing operations per share	$(0.09)	$0.16	$(0.15)	$0.38
Discontinued operations (net of tax)	—	(0.01)	(0.11)	(0.30)

Basic net income (loss) per share	$(0.09)	$0.15	$(0.26)	$0.08

Diluted average shares	51,425	51,522	51,408	51,606

Diluted income (loss) from continuing operations per share	$(0.09)	$0.16	$(0.15)	$0.38
Discontinued operations (net of tax)	—	(0.01)	(0.11)	(0.30)

Diluted net income (loss) per share	$(0.09)	$0.15	$(0.26)	$0.08

Dividends paid per share	$0.04	$0.12	$0.40	$0.48

LA-Z-BOY INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/26/2008	4/28/2007

Current assets
Cash and equivalents	$14,982	$51,721
Receivables, net of allowance of $17,942 in 2008 and $13,635 in 2007	200,422	230,399
Inventories, net	178,361	197,790
Deferred income taxes — current	12,398	17,283
Assets of discontinued operations	—	24,278
Other current assets	21,325	19,327

Total current assets	427,488	540,798
Property, plant and equipment, net	171,001	183,218
Deferred income taxes — long term	26,922	15,380
Goodwill	47,233	55,659
Trade names	9,006	9,472
Other long-term assets, net of allowance of $2,801 in 2008 and $1,942 in 2007	87,220	74,164

Total assets	$768,870	$878,691

Current liabilities
Current portion of long-term debt	$4,792	$38,076
Accounts payable	56,421	66,242
Liabilities of discontinued operations	—	3,843
Accrued expenses and other current liabilities	102,700	118,591

Total current liabilities	163,913	226,752
Long-term debt	99,578	113,172
Other long-term liabilities	54,783	53,419
Contingencies and commitments	—	—
Shareholders’ equity
Preferred shares — 5,000 authorized; none issued	—	—
Common shares, $1 par value — 150,000 authorized; 51,428 outstanding in 2008 and 51,377 outstanding in 2007	51,428	51,377
Capital in excess of par value	209,388	208,283
Retained earnings	190,215	223,896
Accumulated other comprehensive income (loss)	(435)	1,792

Total shareholders’ equity	450,596	485,348

Total liabilities and shareholders’ equity	$768,870	$878,691

LA-Z-BOY INCORPORATED
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Quarter Ended		Unaudited Year Ended
(Amounts in thousands)	4/26/2008	4/28/2007	4/26/2008	4/28/2007

Cash flows from operating activities
Net income (loss)	$(4,421)	$7,711	$(13,537)	$4,139
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities
Write-down of intangibles	2,617	—	8,426	—
Write-down of assets from businesses held for sale (net of tax)	—	1,262	2,159	14,936
(Gain) loss on sale of discontinued operations (net of tax)	(198)	345	3,696	(935)
Restructuring	3,242	6,313	8,135	11,033
Provision for doubtful accounts	2,177	899	8,550	3,790
Depreciation and amortization	6,190	7,082	24,696	27,204
Stock option, restricted and performance based stock expense	1,362	748	4,527	3,959
Change in receivables	11,715	(14,624)	20,956	5,064
Change in inventories	5,574	18,795	23,471	4,486
Change in payables	(5,287)	7,621	(10,394)	(11,607)
Change in other assets and liabilities	(6,768)	3,018	(25,419)	(12,446)
Change in deferred taxes	(3,557)	(7,354)	(6,027)	(16,390)

Total adjustments	17,067	24,105	62,776	29,094

Net cash provided by operating activities	12,646	31,816	49,239	33,233

Cash flows from investing activities
Proceeds from disposals of assets	1,023	21,698	8,761	46,974
Proceeds from sale of discontinued operations	—	9,493	4,169	42,659
Capital expenditures	(6,548)	(4,817)	(27,386)	(25,811)
Purchases of investments	(5,485)	(4,704)	(34,562)	(18,165)
Proceeds from sales of investments	5,338	5,508	35,580	17,342
Change in other long-term assets	(2,791)	(1,298)	(705)	(955)

Net cash provided by (used for) investing activities	(8,463)	25,880	(14,143)	62,044

Cash flows from financing activities
Net changes in debt	(50,108)	(16,728)	(50,929)	(36,696)
Stock issued/(canceled) for stock and employee benefit plans	(140)	7	(269)	1,340
Repurchases of common stock	—	—	—	(6,947)
Dividends paid	(2,076)	(6,212)	(20,746)	(24,886)

Net cash used for financing activities	(52,324)	(22,933)	(71,944)	(67,189)

Effect of exchange rate changes on cash and equivalents	(52)	(526)	109	(456)

Change in cash and equivalents	(48,193)	34,237	(36,739)	27,632
Cash and equivalents at beginning of period	63,175	17,484	51,721	24,089

Cash and equivalents at end of period	$14,982	$51,721	$14,982	$51,721

LA-Z-BOY INCORPORATED
Segment Information

	Unaudited		Unaudited
	For the Quarter Ended		For the Year Ended
	4/26/2008	4/28/2007	4/26/2008	4/28/2007
(Amounts in thousands)	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)
Sales
Upholstery Group	$277,458	$304,674	$1,084,418	$1,198,378
Casegoods Group	48,770	64,403	213,896	262,721
Retail Group	48,902	54,481	190,180	220,319
VIEs/Eliminations	(7,100)	(15,480)	(37,553)	(59,958)

Consolidated	368,030	408,078	1,450,941	1,621,460

Operating income (loss)
Upholstery Group	22,961	18,286	70,332	78,724
Casegoods Group	1,752	5,127	10,151	20,289
Retail Group	(12,565)	(7,939)	(40,265)	(31,161)
Corporate and Other*	(7,087)	3,596	(40,403)	(24,864)
Restructuring	(3,242)	(6,313)	(8,135)	(11,033)
Intangible write-down	(2,617)	—	(8,426)	—

Consolidated	$(798)	$12,757	$(16,746)	$31,955

*	Variable Interest Entities (“VIEs”) are included in corporate and other.

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	7/28/2007	10/27/2007	1/26/2008	4/26/2008
Fiscal Quarter Ended	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)

Sales	$344,396	$365,434	$373,081	$368,030
Cost of sales
Cost of goods sold	259,143	266,658	265,078	260,777
Restructuring	2,561	518	(632)	2,610

Total cost of sales	261,704	267,176	264,446	263,387
Gross profit	82,692	98,258	108,635	104,643
Selling, general and administrative	94,508	98,098	104,672	102,192
Restructuring	1,120	449	877	632
Write-down of intangibles	—	5,809	—	2,617

Operating income (loss)	(12,936)	(6,098)	3,086	(798)
Interest expense	2,097	2,120	2,148	7,534
Income from Continued Dumping and Subsidy Offset Act, net	—	—	7,147	—
Interest income	882	1,023	1,134	575
Other income, net	566	351	3,785	691

Income (loss) from continuing operations before income taxes	(13,585)	(6,844)	13,004	(7,066)
Income tax expense (benefit)	(5,043)	(3,192)	3,876	(2,595)

Income (loss) from continuing operations	(8,542)	(3,652)	9,128	(4,471)
Income (loss) from discontinued operations (net of tax)	(152)	(6,282)	384	50

Net income (loss)	$(8,694)	$(9,934)	$9,512	$(4,421)

Diluted weighted average shares outstanding	51,380	51,410	51,590	51,425

Diluted income (loss) from continuing operations per share	$(0.17)	$(0.07)	$0.18	$(0.09)
Diluted net income (loss) per share	$(0.17)	$(0.19)	$0.18	$(0.09)

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	7/29/2006	10/28/2006	1/27/2007	4/28/2007
Fiscal Quarter Ended	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)

Sales	$393,923	$414,614	$404,845	$408,078
Cost of sales
Cost of goods sold	296,008	306,351	291,322	296,053
Restructuring	—	(400)	—	3,771

Total cost of sales	296,008	305,951	291,322	299,824
Gross profit	97,915	108,663	113,523	108,254
Selling, general and administrative	94,683	99,887	101,213	92,955
Restructuring	—	2,265	2,855	2,542

Operating income	3,232	6,511	9,455	12,757
Interest expense	2,526	2,614	2,750	2,316
Income from Continued Dumping and Subsidy Offset Act, net	—	—	3,430	—
Interest income	815	773	1,109	1,255
Other income (expense), net	(545)	575	524	173

Pre-tax income	976	5,245	11,768	11,869
Income tax expense (benefit)	(116)	1,949	4,823	3,434

Income from continuing operations	1,092	3,296	6,945	8,435
Income (loss) from discontinued operations (net of tax)	1,203	(1,342)	(14,766)	(724)

Net income (loss)	$2,295	$1,954	$(7,821)	$7,711

Diluted weighted average shares outstanding	51,971	51,639	51,609	51,522

Diluted income from continuing operations per share	$0.02	$0.06	$0.13	$0.16
Diluted net income (loss) per share	$0.04	$0.04	$(0.15)	$0.15

LA-Z-BOY INCORPORATED
Selected Items Included in the Consolidated Statement of Operations

	Unaudited		Unaudited
	For the Quarter Ended		For the Year Ended
	4/26/2008	4/28/2007	4/26/2008	4/28/2007
(Amounts in millions)	(13 weeks)	(13 weeks)	(52 weeks)	(52 weeks)
Write-down of Intangible Assets (1)	$2.7	$—	$8.4	$—
Restructuring (2)	3.2	6.3	8.1	11.0
Make Whole on Private Placements (3)	6.0	—	6.0	—
(Gain)/Loss on Property Sales (4)	0.3	(11.5)	0.3	(14.1)
Litigation Settlement (5)	(2.6)	—	(2.6)	—
(Gain)/Loss on Sales of Investments (6)	(0.3)	(0.2)	(3.9)	(0.7)
Income from CDSOA (7)	—	—	(7.1)	(3.4)

Selected Items included in Income from Continuing Operations	$9.3	$(5.4)	$9.2	$(7.2)

(1)	Write-down of a portion of the goodwill of one of our VIEs in the fourth quarter of fiscal 2008. Full year includes the write-down of goodwill for our South Florida market.

(2)	Severance, benefits, write-down of assets, contract terminations costs and other costs related to our plant and retail store closures.

(3)	Make whole premium on the repayment of our private placement notes.

(4)	Gains and losses on property sales which were not previously written-down as part of a restructuring plan. FY07 includes the sale of our plant in the U.K. in addition to several other properties during the year.

(5)	Settlement related to one of our VIEs who was in litigation with the former independent dealer of the VIE’s market.

(6)	Gains and losses on various investments.

(7)	Income received under the Continued Dumping and Subsidy Offset Act.